UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 3, 2014

John Deere Owner Trust 2014-B
(Exact name of the Issuing Entity as specified in its charter)

John Deere Receivables, Inc.
(Exact name of the Depositor as specified in its charter)

John Deere Capital Corporation
(Exact name of the Sponsor as specified in its charter)

State of Delaware	333-197204-01	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o John Deere Capital Corporation Suite 600 1 East First Street Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(775) 786-5527

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 3, 2014, John Deere Owner Trust 2014-B publicly issued $317,000,000 of its Class A-1 Asset Backed Notes, $225,000,000 of its Class A-2A Asset Backed Notes, $100,000,000 of its Class A-2B Floating Rate Asset Backed Notes, $283,000,000 of its Class A-3 Asset Backed Notes and $84,915,000 of its Class A-4 Asset Backed Notes pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-197204) on July 2, 2014 (as amended by pre-effective amendment no. 1 on August 6, 2014 and further amended by amendment no. 2 on August 7, 2014).  In that connection, as described in the Prospectus Supplement dated August 26, 2014 and the Prospectus dated August 21, 2014, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) on August 27, 2014, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement, dated August 26, 2014 among John Deere Receivables, Inc., as seller, John Deere Capital Corporation, as servicer, and RBC Capital Markets, LLC, Citigroup Global Markets Inc. and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein

4.1	Indenture, dated as of September 3, 2014, between John Deere Owner Trust 2014-B, as issuing entity, and U.S. Bank National Association, as indenture trustee

10.1
Sale and Servicing Agreement, dated as of September 3, 2014, among John Deere Capital Corporation, as servicer, John Deere Receivables, Inc., as seller, and John Deere Owner Trust 2014-B, as issuing entity

99.1	Trust Agreement, dated as of September 2, 2014, between John Deere Receivables, Inc., as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee

99.2	Administration Agreement, dated as of September 3, 2014, among John Deere Owner Trust 2014-B, John Deere Capital Corporation, as administrator, and U.S. Bank National Association, as indenture trustee

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES, INC., (Depositor)

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary

Date:  September 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 26, 2014 among John Deere Receivables, Inc., as seller, John Deere Capital Corporation, as servicer, and RBC Capital Markets, LLC, Citigroup Global Markets Inc. and Mitsubishi UFJ Securities (USA), Inc., as representatives of the several underwriters named therein

4.1	Indenture, dated as of September 3, 2014, between John Deere Owner Trust 2014-B, as issuing entity, and U.S. Bank National Association, as indenture trustee

10.1
Sale and Servicing Agreement, dated as of September 3, 2014, among John Deere Capital Corporation, as servicer, John Deere Receivables, Inc., as seller, and John Deere Owner Trust 2014-B, as issuing entity

99.1	Trust Agreement, dated as of September 2, 2014, between John Deere Receivables, Inc., as depositor, and Wells Fargo Delaware Trust Company, N.A., as owner trustee

99.2	Administration Agreement, dated as of September 3, 2014, among John Deere Owner Trust 2014-B, John Deere Capital Corporation, as administrator, and U.S. Bank National Association, as indenture trustee